Exhibit 10.6
CRUDE CARRIERS CORP.
2010 EQUITY INCENTIVE PLAN
          SECTION 1. Purpose. The purpose of this Crude Carriers Corp. 2010 Equity Incentive Plan is to promote the interests of Crude Carriers Corp., a Marshall Islands corporation (the “Company”), and its stockholders by providing incentive compensation as a way to (a) attract and retain exceptional directors, officers, employees and consultants (including prospective directors, officers, employees and consultants), and (b) enable such Persons to participate in the long-term growth and financial success of the Company.
          SECTION 2. Definitions. As used herein, the following terms shall have the meanings set forth below:
          “Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (b) any entity in which the Company has a significant equity interest, as determined by the Board.
          “Award” means any award that is permitted under Section 7 and granted under the Plan.
          “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, require execution or acknowledgment by a Participant.
          “Award Determinations” means all necessary and appropriate determinations with respect to any Award, subject to applicable law, including: (i) determination of the terms and conditions of any Awards, (ii) determination of the vesting schedules of Awards and, if certain performance conditions must be attained in order for an Award to vest or be settled or paid, establishment of such performance conditions and certification of whether, and to what extent, such performance conditions have been attained, (iii) determination of whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Stock, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended, (iv) determination of whether, to what extent and under what circumstances cash, Stock, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Board, (v) acceleration of the vesting or exercisability of, payment for or lapse of restrictions on, Awards and (vi) amendment of an outstanding Award or grant of a replacement Award for an Award previously granted under the Plan if, in its sole discretion, the Board determines that (x) the tax consequences of such Award to the Company or the Participant differ from those consequences that were expected to occur on the date the Award was granted or (y) clarifications or interpretations of, or changes to, tax law or regulations permit Awards to be granted that have more favorable tax consequences than initially anticipated.
          “Board” means the Board of Directors of the Company (or such committee of the Board of Directors of the Company as may be designated by the Board of Directors from time to time).
          “Cash Incentive Award” shall have the meaning specified in Section 7(f).
          “Change of Control” shall (a) have the meaning set forth in an Award Agreement or (b) if there is no definition set forth in an Award Agreement, mean, with respect to the Company, any of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Company’s assets to any other Person, unless immediately following such sale, lease, exchange or other transfer such assets are owned, directly or indirectly, by the

Company; (ii) the consolidation or merger of the Company with or into another Person pursuant to a transaction in which the outstanding Voting Securities of the Company are changed into or exchanged for cash, securities or other property, other than any such transaction where (A) the outstanding Voting Securities of the Company are changed into or exchanged for Voting Securities of the surviving Person or its parent and (B) the holders of the Voting Securities of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the outstanding Voting Securities of the surviving Person or its parent immediately after such transaction; and (iii) a “person ” or “ group ” (within the meaning of Sections 13(d) or 14(d)(2) of the Exchange Act) being or becoming the “ beneficial owner ” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of more than 50% of all of the then outstanding Voting Securities of the Company, except in a merger or consolidation which would not constitute a Change of Control under clause (b) above.
          “Code” means the United States Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.
          “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.
          “Exercise Price” means (a) in the case of Options, the price specified in the applicable Award Agreement as the price-per-share at which Stock may be purchased pursuant to such Option or (b) in the case of SARs, the price specified in the applicable Award Agreement as the reference price-per-share used to calculate the amount payable to the Participant.
          “Fair Market Value” means (a) with respect to any property other than Stock, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board and (b) with respect to the Stock, as of any date, (i) the closing price of Stock (A) as reported by the NYSE for such date or (B) if the Stock is listed on any other national stock exchange, as reported on the stock exchange composite tape for securities traded on such stock exchange for such date or, with respect to each of clauses (A) and (B), if there were no sales on such date, on the closest preceding date on which there were sales of Stock or (ii) in the event there shall be no public market for the Stock on such date, the fair market value of the Stock as determined in good faith by the Board.
          “IRS” means the United States Internal Revenue Service or any successor thereto and includes the staff thereof.
          “NYSE” means the New York Stock Exchange or any successor thereto.
          “Option” means an option to purchase Stock from the Company that is granted under Section 7(b).
          “Participant” means whether a natural Person or entity, any director, officer, employee or consultant (including any prospective director, officer, employee or consultant) of the Company or their Affiliates, or any manager, broker or other Person or entity providing services to the Company or its Affiliates, who is eligible for an Award under Section 6 and who is selected by the Board to receive an Award under the Plan or who receives a Substitute Award pursuant to Section 4(c).
          “Performance Stock” means an Award under Section 7(e) that has a value set by the Board (or that is determined by reference to a valuation formula specified by the Board or to the Fair Market Value of Stock), which value may be paid to the Participant by delivery of such property as the Board shall determine, including without limitation, Stock, cash, other securities, other Awards or other property, or any combination thereof, upon achievement of such performance goals during the relevant performance period as the Board shall establish at the time of such Award or thereafter.
          “Person” means any natural person, corporation, limited partnership, limited liability company, unlimited liability company, partnership, joint venture, trust, business association, governmental entity or other entity.
          “Plan” means this Crude Carriers Corp. 2010 Equity Incentive Plan, as in effect from time to time.
          “Restricted Stock” means a share of Stock delivered under the Plan that is subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified herein and in the applicable Award Agreement.
          “Retirement” means termination of employment after attainment of age 65.
          “RSU” means a restricted stock unit award that is designated as such in the applicable Award Agreement and that represents an unfunded and unsecured promise to deliver Stock, cash, other securities, other Awards or other property in accordance with the terms of the applicable Award Agreement.
          “SAR” means a stock appreciation right Award that represents an unfunded and unsecured promise to deliver Stock, cash, other securities, other Awards or other property equal in value to the excess, if any, of the Fair Market Value per share of Stock over the Exercise Price per share of Stock of the SAR, subject to the terms of the applicable Award Agreement.
          “SEC” means the United States Securities and Exchange Commission or any successor thereto and shall include the staff thereof.
          “Stock” means the Company’s common stock, as determined by the Board in its discretion, par value $.00001 per share.
          “Subsidiary” means any entity in which the Company, directly or indirectly, possesses 50% or more of the total combined voting power of all classes of its stock.
          “Substitute Awards” shall have the meaning specified in Section 5(d).
          “Voting Securities” means securities of any class of any Person entitling the holders thereof to vote in the election of members of the board of directors or other similar governing body of the Person.
          SECTION 3. Administration.
          (a) Authority of Board. The Plan shall be administered by the Board, including all necessary and appropriate decisions and determinations with respect thereto, in accordance with its terms. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Board by the Plan, the Board shall have sole and plenary authority to administer the Plan, including the authority to (A) propose and approve the aggregate number and type of Awards which will be available from time to time for grants to Participants, (B) designate Participants, (C) determine the number and type or types of Awards to be granted to such Participants and make all other Award Determinations with respect to Participants, (D) interpret, administer, reconcile any inconsistency in, correct any default in and supply of any omission in, the Plan and any instrument or agreement relating to, or Award made under, the Plan, (E) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan and (F) make any other determination and take any other action that it deems necessary or desirable for the administration of the Plan. The Board may, in its sole discretion, elect to refer any decision or determination under the Plan to the Independent Committee of the Board and such decision or determination shall be deemed to have been made by the Board for purposes of the Plan.
          (b) Decisions. Unless otherwise expressly provided in the Plan, and not withstanding any delegation of its powers, authority or function under the Plan to a duly designated committee of the Board, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole and plenary discretion of the Board as set forth in the Plan, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award and any stockholder.
          (c) Indemnification. No member of the Board or employee of the Company, or any of its Affiliates (each such Person, a “Covered Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Covered Person shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Award Agreement. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Award Agreement, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Persons or hold them harmless.
          SECTION 4. Stock Available for Awards. Subject to adjustment as provided in Section 5(c), the aggregate number of shares of Stock that may be delivered pursuant to Awards granted under the Plan shall be equal to 7% of the number of shares of Stock sold in the Company’s initial public offering of Stock, plus 5% of any future Stock issuances thereafter. If, after the effective date of the Plan, any Award granted under the Plan is forfeited, or otherwise expires, terminates or is canceled without the delivery of Stock, then the Stock covered by such forfeited, expired, terminated or canceled Award shall again become available to be delivered pursuant to Awards under the Plan. If Stock issued upon exercise, vesting or settlement of an Award, or Stock owned by a Participant (which are not subject to any pledge or other security interest), are surrendered or tendered to the Company in payment of the Exercise Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered Stock shall again become available to be delivered pursuant to Awards under the Plan.

          SECTION 5. (a) Vesting of Awards. Each Award shall be vested at such times, in such manner and subject to such terms and conditions as the Board may, in its sole and plenary discretion, specify in the applicable Award Agreement or thereafter. Except as otherwise specified by the Board in the Award Agreement, Awards shall become vested on the fifth anniversary of the date of the grant.
          (b) Expiration of Awards. Except as otherwise set forth in the applicable Award Agreement and subject to Section 7(b)(v), each Award shall expire immediately, without any payment or vesting, upon either (i) the date the Participant who is holding the Award ceases to be an officer, employee or consultant of the Company or one of its Affiliates for any reason other than the Participant’s Retirement or death, (ii) one year after the date a Director Participant who is holding the Award ceases to be a Director by reason of such Director Participant’s resignation or removal (except for cause) or non re-election as a Director (except for cause), (iii) six months after the date the Participant who is holding the Award ceases to be an officer, employee or consultant of the Company or one of its Affiliates by reason of the Participant’s Retirement or (iv) six months after the date the Participant who is holding the Award ceases to be an officer, employee or consultant of the Company or one of its Affiliates by reason of the Participant’s death.
          (c) Adjustments for Changes in Capitalization and Similar Events. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Stock, other securities or other property), recapitalization, Stock split, reverse Stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event that affects the value of the Stock has occurred, then the Board shall (i) in such manner as it may determine equitable or desirable, adjust (A) the number of shares of Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including (1) the aggregate number of shares of Stock that may be delivered pursuant to Awards granted under the Plan and (2) the maximum number of shares of Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted to any Participant in any fiscal year of the Company, and (B) the terms of any outstanding Award, including (1) the number of shares of Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (2) the Exercise Price with respect to any Award, (ii) if deemed appropriate or desirable by the Board, make provision for a payment (in cash, Stock or other property) to the holder of an outstanding Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a payment (in cash, Stock or other property) to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Board) of the Stock subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR and (iii) if deemed appropriate or desirable by the Board, cancel and terminate any Option or SAR having a per share Exercise Price equal to, or in excess of, the Fair Market Value of a share of Stock subject to such Option or SAR without any payment or consideration therefor.
          (d) Substitute Awards. Awards may, in the discretion of the Board, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Affiliates or a company acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines (“Substitute Awards”). The number of shares of Stock underlying any Substitute Awards shall not be counted against the aggregate number of shares of Stock available for Awards under the Plan.
          (e) Sources of Stock Deliverable Under Awards. Any Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock or of treasury Stock.

          SECTION 6. Eligibility. Any director, officer, employee or consultant (including any prospective director, officer, employee or consultant), whether a natural Person or entity, of the Company or any of its Affiliates shall be eligible to be designated a Participant in respect of services performed, directly or indirectly, for the benefit of the Company and its Subsidiaries.
          SECTION 7. Awards. (a) Types of Awards. Awards may be made under the Plan in the form of (i) Options, (ii) SARs, (iii) Restricted Stock, (iv) RSUs, (v) Performance Stock, (vi) Cash Incentive Awards and (vii) other equity-based or equity-related Awards that the Board determines are consistent with the purpose of the Plan and the interests of the Company. Awards may be granted in tandem with other Awards.
          (b) Options. (i) Grant. Subject to the provisions of the Plan, the Board shall have sole and plenary authority to determine the Participants to whom Options shall be granted, the number of shares of Stock to be covered by each Option and the conditions and limitations applicable to the vesting and exercise of the Option.
     (ii) Exercise Price. Except as otherwise established by the Board at the time an Option is granted and set forth in the applicable Award Agreement, the Exercise Price of each share of Stock covered by an Option shall be not less than 100% of the Fair Market Value of such share of Stock (determined as of the date the Option is granted).
     (iii) Vesting and Exercise. Each Option shall be vested and exercisable at such times, in such manner and subject to such terms and conditions as the Board may, in its sole and plenary discretion, specify in the applicable Award Agreement or thereafter. Except as otherwise specified by the Board in the applicable Award Agreement, an Option may only be exercised to the extent that it has already vested pursuant to Section 5(a) at the time of exercise. An Option shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Award by the Person entitled to exercise the Award and full payment pursuant to Section 7(b)(iv) for the Stock with respect to which the Award is exercised has been received by the Company. Exercise of a vested Option may be for some or all of the portion of the Option that is then exercisable and any such partial exercise shall decrease the number of shares of Stock that thereafter may be available for sale under the Option. The Board may impose such conditions with respect to the exercise of Options, including, without limitation, any relating to the application of Federal or state securities laws, as it may deem necessary or advisable.
     (iv) Payment. (A) No Stock shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate Exercise Price therefor is received by the Company, and the Participant has paid to the Company an amount equal to any income and employment taxes required to be withheld. Such payments may be made in cash (or its equivalent) or, in the Board’s sole and plenary discretion, (1) by exchanging Stock owned by the Participant (that are not the subject of any pledge or other security interest) or (2) if there shall be a public market for the Stock at such time, subject to such rules as may be established by the Board, through delivery of irrevocable instructions to a broker to sell the Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate Exercise Price, or by a combination of the foregoing; provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Stock so tendered to the Company as of the date of such tender is at least equal to such aggregate Exercise Price and the amount of any income, employment or other taxes required to be withheld.

     (B) Wherever in the Plan or any Award Agreement a Participant is permitted to pay the Exercise Price of an Option or taxes relating to the exercise of an Option by delivering Stock, the Participant may, if permitted by the Board, and subject to procedures satisfactory to it, in its discretion, satisfy such delivery requirement by presenting proof of beneficial ownership of such Stock, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of shares of Stock from the Stock acquired by the exercise of the Option.
     (v) Expiration. Except as otherwise set forth in the applicable Award Agreement, each Option shall expire immediately, without any payment, upon the earlier of (A) the tenth anniversary of the date the Option is granted and (B) either (i) the date the Participant who is holding the Option ceases to be an officer, employee or consultant of the Company or one of its Affiliates for any reason other than the Participant’s Retirement or death, (ii) one year after the date a Director Participant who is holding the Option ceases to be a Director by reason of such Director Participant’s resignation or removal (except for cause) or non re-election as a Director (except for cause), (iii) six months after the date the Participant who is holding the Option ceases to be an officer, employee or consultant of the Company or one of its Affiliates by reason of the Participant’s Retirement or (iv) six months after the date the Participant who is holding the Option ceases to be an officer, employee or consultant of the Company or one of its Affiliates by reason of the Participant’s death. In no event may an Option be exercisable after the tenth anniversary of the date the Option is granted.
          (c) SARs. (i) Grant. Subject to the provisions of the Plan, the Board shall have sole and plenary authority to determine the Participants to whom SARs shall be granted, the number of shares of Stock to be covered by each SAR, the Exercise Price thereof and the conditions and limitations applicable to the exercise thereof.
     (ii) Exercise Price. Except as otherwise established by the Board at the time a SAR is granted and set forth in the applicable Award Agreement, the Exercise Price of each share of Stock covered by a SAR shall be not less than 100% of the Fair Market Value of such share of Stock (determined as of the date the SAR is granted).
     (iii) Exercise. A SAR shall entitle the Participant to receive an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the Exercise Price thereof. The Board shall determine, in its sole and plenary discretion, whether a SAR shall be settled in cash, Stock, other securities, other Awards, other property or a combination of any of the foregoing.
     (iv) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Board shall determine, at or after the grant of a SAR, the vesting criteria, term, methods of exercise, methods and form of settlement and any other terms and conditions of any SAR. The Board may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate or desirable.
          (d) Restricted Stock and RSUs. (i) Grant. Subject to the provisions of the Plan, the Board shall have sole and plenary authority to determine the Participants to whom Restricted Stock and RSUs shall be granted, the number of Restricted Stock and RSUs to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock and RSUs may vest or may be forfeited to the Company and the other terms and conditions of such Awards.

     (ii) Transfer Restrictions. Restricted Stock and RSUs may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the Plan or as may be provided in the applicable Award Agreement; provided, however, that the Board may in its discretion determine that Restricted Stock and RSUs may be transferred by the Participant. Certificates issued in respect of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a Stock power endorsed in blank, with the Company or such other custodian as may be designated by the Board, and shall be held by the Company or other custodian, as applicable, until such time as the restrictions applicable to such Restricted Stock lapse. Upon the lapse of the restrictions applicable to such Restricted Stock, the Company or other custodian, as applicable, shall deliver such certificates to the Participant or the Participant’s legal representative.
     (iii) Payment/Lapse of Restrictions. Each RSU shall be granted with respect to one share of Stock or shall have a value equal to the Fair Market Value of one share of Stock. RSUs shall be paid in cash, Stock, other securities, other Awards or other property, as determined in the sole and plenary discretion of the Board, upon the lapse of restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement.
          (e) Performance Stock. (i) Grant. Subject to the provisions of the Plan, the Board shall have sole and plenary authority to determine the Participants to whom Performance Stock shall be granted and the terms and conditions thereof.
     (ii) Value of Performance Stock. Each Performance Stock shall have an initial value that is established by the Board at the time of grant. The Board shall set, in its sole and plenary discretion, performance periods, payment formulas and performance goals (or any other terms) which, depending on the extent to which they are met, will determine the number and value of Performance Stock that will be paid out to the Participant.
     (iii) Earning of Performance Stock. Subject to the provisions of the Plan, after the applicable performance period has ended, the holder of Performance Stock shall be entitled to receive a payout of the number and value of Performance Stock earned by the Participant over the performance period, to be determined by the Board, in its sole and plenary discretion, as a function of the extent to which the corresponding performance goals have been achieved and the applicable payment formulas (or any other terms).
     (iv) Form and Timing of Payment of Performance Stock. Subject to the provisions of the Plan, the Board, in its sole and plenary discretion, may pay earned Performance Stock in the form of cash, Stock, other securities, other Awards or other property (or in any combination thereof) that has an aggregate Fair Market Value equal to the value of the earned Performance Stock at the close of the applicable performance period. Such Stock may be granted subject to any restrictions in the applicable Award Agreement deemed appropriate by the Board. The determination of the Board with respect to the form and timing of payout of such Awards shall be set forth in the applicable Award Agreement.
          (f) Cash Incentive Awards. Subject to the provisions of the Plan, the Board, in its sole and plenary discretion, shall have the authority to grant awards payable solely in cash (“Cash

Incentive Awards”). The Board shall establish Cash Incentive Award levels to determine the amount of a Cash Incentive Award payable upon the attainment of performance goals (or any other terms) specified by the Board.
          (g) Other Stock-Based Awards. Subject to the provisions of the Plan, the Board shall have the sole and plenary authority to grant to Participants other equity-based or equity-related Awards (including, but not limited to, fully-vested Stock) in such amounts and subject to such terms and conditions as the Board shall determine.
          (h) Dividend Equivalents. In the sole and plenary discretion of the Board, an Award, other than an Option, SAR or Cash Incentive Award, may provide the Participant with dividends or dividend equivalents, payable in cash, Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Board in its sole and plenary discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional Stock, Restricted Stock or other Awards.
          SECTION 8. Amendment and Termination. (a) Amendments to the Plan. Subject to any applicable law or government regulation and to the rules of the NYSE or any successor exchange or quotation system on which the Stock may be listed or quoted, the Plan may be amended, modified or terminated by the Board at any time and in any manner without the approval of the stockholders of the Company. No modification, amendment or termination of the Plan may, without the consent of any Participant to whom any Award shall previously have been granted, materially and adversely affect the rights of such Participant (or his or her transferee) under such Award, unless otherwise provided by the Board in the applicable Award Agreement.
          (b) Amendments to Awards. The Board may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any Award theretofor granted, prospectively or retroactively; provided, however, that, except as set forth in the Plan, unless otherwise provided by the Board in the applicable Award Agreement, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofor granted shall not to that extent be effective without the consent of the impaired Participant, holder or beneficiary.
          SECTION 9. Change of Control. Unless otherwise provided in the applicable Award Agreement, in the event of a Change of Control after the date of the adoption of the Plan, unless provision is made in connection with the Change of Control for (a) assumption of Awards previously granted or (b) substitution for such Awards of new awards or similar entitlements covering equity interests in the successor corporation or other entity in the Change of Control with appropriate adjustments as to the number and kinds of equity interests, performance goals and the Exercise Prices, as applicable, (i) any outstanding Options or SARs then held by Participants that are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control, (ii) all Performance Stock and Cash Incentive Awards shall be paid out as if the date of the Change of Control were the last day of the applicable performance period and “target” performance levels had been attained and (iii) all other outstanding Awards (i.e., other than Options, SARs, Performance Stock and Cash Incentive Awards) then held by Participants that are unexercisable, unvested or still subject to restrictions or forfeiture, shall automatically be deemed exercisable and vested and all restrictions and forfeiture provisions related thereto shall lapse as of immediately prior to such Change of Control.

          SECTION 10. General Provisions. (a) Nontransferability. Except as otherwise specified in the applicable Award Agreement, during the Participant’s lifetime each Award (and any rights and obligations thereunder) shall be exercisable only by the Participant, or, if permissible under applicable law, by the Participant’s legal guardian or representative, and no Award (or any rights and obligations thereunder) may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that (i) the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance and (ii) the Board may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability. All terms and conditions of the Plan and all Award Agreements shall be binding upon any permitted successors and assigns.
          (b) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Board’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.
          (c) Stop Transfer Orders and Other Restrictions. All Stock or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, the NYSE or any other stock exchange or quotation system upon which such Stock or other securities are then listed or reported and any applicable laws.
          (d) Withholding. A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Stock, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Board to satisfy all obligations for the payment of such taxes.
          (e) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, but not limited to, the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Board.
          (f) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, restricted stock units and other types of equity-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.
          (g) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as a director, officer, employee, service provider or consultant of or to the Company or any Affiliate, nor shall it be construed as giving a Participant any rights to continued service on the Board. Further, the Company or an Affiliate may at any time dismiss a

Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.
          (h) No Rights as Stockholder. No Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Stock to be distributed under the Plan until he or she has become the holder of such Stock. In connection with each grant of Restricted Stock, except as provided in the applicable Award Agreement, the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock. Except as otherwise provided in Section 5(c), Section 9 or the applicable Award Agreement, no adjustments shall be made for dividends or distributions on (whether ordinary or extraordinary, and whether in cash, Stock, other securities or other property), or other events relating to, Stock subject to an Award for which the record date is prior to the date such Stock is delivered.
          (i) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.
          (j) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
          (k) Other Laws. The Board may refuse to issue or transfer any Stock or other consideration under an Award if, acting in its sole and plenary discretion, it determines that the issuance or transfer of such Stock or such other consideration might violate any applicable law or regulation, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Board in its sole and plenary discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of any applicable securities laws.
          (l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on one hand, and a Participant or any other Person, on the other hand. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or such Affiliate.
          (m) No Fractional Stock. No fractional Stock shall be issued or delivered pursuant to the Plan or any Award, and the Board shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares of Stock or whether such fractional shares of Stock or any rights thereto shall be canceled, terminated or otherwise eliminated.
          (n) Interpretation. (i) Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

          (ii) The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.
          (o) Provisions Applicable to U.S. Taxpayers. (i) Section 409A of the Code. Notwithstanding anything to the contrary in this Plan or any applicable Award Agreement or elsewhere, if a Participant holding an Award is a “specified employee” as determined pursuant to Section 409A as of the date of the Participant’s “separation from service” (within the meaning of Final Treasury Regulation 1.409A-1(h)) and if the Award both (y) constitutes a “deferral of compensation” within the meaning of Section 409A and (z) cannot be settled or otherwise provided in the manner otherwise provided without subjecting the Participant to “additional tax”, interest or penalties under Section 409A, then any such Award that is payable during the first six months following the Participant’s “separation from service” shall be paid or provided on the first business day of the seventh calendar month following the month in which such “separation from service” occurs or, if earlier, the Participant’s death. In addition, any payment due upon a termination of a Participant’s employment that represents a “deferral of compensation” within the meaning of Section 409A shall only be paid or provided upon a “separation from service”. Each settlement or payment made pursuant to an Award Agreement shall be deemed to be a separate payment.
     (ii) Requirement of Consent and Notification of Election Under Section 83(b) of the Code or Similar Provision. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Board in writing prior to the making of such election. If an Award recipient, in connection with the acquisition of Stock under the Plan or otherwise, is expressly permitted under the terms of the applicable Award Agreement or by such Board action to make such an election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the IRS or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provision.
          SECTION 11. Term of the Plan. (a) Effective Date. The Plan shall be effective as of the date of its adoption by the Board.
          (b) Expiration Date. No Award shall be granted under the Plan after the tenth anniversary of the date the Plan is approved by the Board. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, nevertheless continue thereafter.